UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 30, 2010

TETRA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

24955 Interstate 45 North
The Woodlands, Texas 77380
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 30, 2010, TETRA Technologies, Inc. (the “Company”) entered into a Master Note Purchase Agreement (the “Note Purchase Agreement”) by and among the Company and The Lincoln National Life Insurance Company, Teachers Insurance and Annuity Association of America, Wells Fargo Bank, N.A., The Guardian National Life Insurance Company of America, The Guardian Insurance & Annuity Company, Inc., Southern Farm Bureau Life Insurance Company, Primerica Life Insurance Company, Prime Reinsurance Company, Inc., Senior Health Insurance Company of Pennsylvania, The Union Central Life Insurance Company, Ameritas Life Insurance Corp., Acacia Life Insurance Company and First Ameritas Life Insurance Corp. of New York. The Note Purchase Agreement relates to the Company’s issuance and sale of $65 million aggregate principal amount of its 5.09% Senior Notes, Series 2010-A, due December 15, 2017 (the “Series 2010-A Notes”) and $25 million aggregate principal amount of its 5.67% Senior Notes, Series 2010-B, due December 15, 2020 (the “Series 2010-B Notes”) on or before December 31, 2010 upon satisfaction of the certain conditions precedent.  The Note Purchase Agreement also provides the Company with the right to issue and sell up to an additional $400 million of notes from time to time.

The foregoing description of the Note Purchase Agreement is qualified in its entirety by the executed copy of the agreement, which is attached hereto as Exhibit 4.1 and incorporated herein by reference. Forms of the Series 2010-A Note and Series 2010-B Note are attached as Exhibits 4.2 and 4.3, respectively, and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference to the extent applicable.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1
Note Purchase Agreement, dated September 30, 2010, by and among TETRA Technologies, Inc. and The Lincoln National Life Insurance Company, Teachers Insurance and Annuity Association of America, Wells Fargo Bank, N.A., The Guardian National Life Insurance Company of America, The Guardian Insurance & Annuity Company, Inc., Southern Farm Bureau Life Insurance Company, Primerica Life Insurance Company, Prime Reinsurance Company, Inc., Senior Health Insurance Company of Pennsylvania, The Union Central Life Insurance Company, Ameritas Life Insurance Corp., Acacia Life Insurance Company and First Ameritas Life Insurance Corp. of New York.

4.2	Form of 5.09% Senior Notes, Series 2010-A, due December 15, 2017.
4.3	Form of 5.67% Senior Notes, Series 2010-B, due December 15, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.
By:	/s/Joseph M. Abell
Joseph M. Abell
Sr. Vice President & Chief Financial Officer
Date: October 8, 2010

EXHIBIT INDEX

Exhibit Number	Description
4.1
Note Purchase Agreement, dated September 30, 2010, by and among TETRA Technologies, Inc. and The Lincoln National Life Insurance Company, Teachers Insurance and Annuity Association of America, Wells Fargo Bank, N.A., The Guardian National Life Insurance Company of America, The Guardian Insurance & Annuity Company, Inc., Southern Farm Bureau Life Insurance Company, Primerica Life Insurance Company, Prime Reinsurance Company, Inc., Senior Health Insurance Company of Pennsylvania, The Union Central Life Insurance Company, Ameritas Life Insurance Corp., Acacia Life Insurance Company and First Ameritas Life Insurance Corp. of New York.

4.2	Form of 5.09% Senior Notes, Series 2010-A, due December 15, 2017.
4.3	Form of 5.67% Senior Notes, Series 2010-B, due December 15, 2020.